UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-08777

CREDIT SUISSE HIGH YIELD BOND FUND
(Exact name of registrant as specified in charter)

One Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

John G. Popp Credit Suisse High Yield Bond Fund One Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	October 31st

Date of reporting period:	November 1, 2011 to October 31, 2012

Item 1. Reports to Stockholders.

2

Credit Suisse High Yield Bond Fund
One Madison Avenue
New York, NY 10010

Trustees

Steven Rappaport

Chairman of the Board

Enrique R. Arzac

Terry Fires Bovarnick

James Cattano

Lawrence J. Fox

John Popp

Officers

John Popp

Chief Executive Officer and President

Thomas J. Flannery

Chief Investment Officer

Emidio Morizio

Chief Compliance Officer

Roger Machlis

Chief Legal Officer

Bruce Rosenberg

Chief Financial Officer

Karen Regan

Senior Vice President and Secretary

Cecilia Chau

Treasurer

Investment Adviser

Credit Suisse Asset Management, LLC
One Madison Avenue
New York, NY 10010

Administrator and Custodian

State Street Bank and Trust Co.
One Lincoln Street
Boston, MA 02111

Shareholder Servicing Agent

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

Legal Counsel

Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

Credit Suisse
High Yield Bond Fund

ANNUAL REPORT
October 31, 2012

Credit Suisse High Yield Bond Fund

Annual Investment Adviser's Report

October 31, 2012 (unaudited)

December 6, 2012

Dear Shareholder:

We are pleased to present this Annual Report covering the activities of the Credit Suisse High Yield Bond Fund for the 12-month period ended October 31, 2012.

Performance Summary

11/1/11 – 10/31/12

Fund and Benchmark	Performance
Total Return (based on NAV)[1]	19.44%
Total Return (based on market value)[1]	19.46%
BofA Merrill Lynch US High Yield Master II Constrained Index[2]	13.15%

Market Review: A Very Positive Period for High Yield Investors

The annual period ended October 31, 2012 was a positive one for high yield bonds, with the BofA Merrill Lynch High Yield Master II Constrained Index, the Fund's benchmark, registering a return of 13.15%. In fact, the Index saw positive returns in nine of the twelve months during the period. Additionally, high yield spreads tightened 139 basis points versus the Treasury market to end the period at +574 basis points, while yields finished at 6.52%.

From a quality point-of-view, CCC-rated and CC-rated securities outperformed, returning 15.23% and 17.16% for the period, respectively. And, although they underperformed the Index, BB- and B-rated securities both had positive returns for the period — 12.97% and 12.72%, respectively. Insurance, real estate and banks were the Index's best performers for the period, while utilities, food & drug, retail and metals/mining were the lowest performers.

According to JP Morgan, high yield default rates increased slightly to finish the period at 1.77%, well below its historical average of 4.2%. Additionally, the percentage of US high yield securities that are "distressed," defined as those trading at spreads of more than 1,000 basis points over Treasuries, fell to 10.7% (compared to 16.1% in October 2011).

JP Morgan also reported that new issue volume for the period was $348.3 billion, far exceeding last year's figure of $274.2 billion. New issue activity was greatest in the first and third quarters of 2012, with $107.8 billion and $105.7 billion issued, respectively. High-yield mutual funds saw positive inflows in nine of the last twelve months, and reached a record total inflow of approximately $38.5 billion during the period, as reported by Lipper FMI.

Strategic Review and Outlook: Looking to the Future with Cautious Optimism

For the 12-month period ended October 31, 2012, the Fund outperformed the Index on both a NAV and market price basis. Security selection in the energy and services sectors contributed positively to relative returns, while underweight positions to banking and telecommunications detracted from returns.

Portfolio exposures continue to emphasize lower beta securities and B-rated bonds with the best risk-return profiles. The Fund has avoided the most interest-rate sensitive, lower coupon securities and have maintained exposure to shorter duration bonds. Additionally, the Fund has an underweight to the most levered and aggressive CC-rated components of the Index, as they typically exhibit the most volatility in a heightened macro risk environment and we do not believe current valuations adequately compensate investors.

Credit Suisse High Yield Bond Fund

Annual Investment Adviser's Report (continued)

October 31, 2012 (unaudited)

Overall, fundamentals have remained strong in 2012, as high yield companies have focused on deleveraging and extending maturities since early 2009. In turn, this has supported below-average defaults for 2012 as well as below-average expectations leading into 2013. Investors have demonstrated continued confidence in credit markets with record year-to-date inflows into retail high yield funds. However, as markets have rallied throughout this year, valuations in many cases are capped as many bonds in the high yield market are already trading above their call price. Against this backdrop, though we see pockets of opportunities within the high yield asset class, we remain cautious given valuations and potential headline risk.

Thomas J. Flannery Chief Investment Officer*	John Popp Chief Executive Officer and President**

High yield bonds are lower-quality bonds that are also known as "junk bonds." Such bonds entail greater risks than those found in higher-rated securities.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of October 31, 2012; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

1  Assuming reinvestment of dividends of $0.32 per share.

2  The BofA Merrill Lynch US High Yield Master II Constrained Index is an unmanaged index that tracks the performance of below investment-grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market, where each issuer's allocation is limited to 2% of the index. An index does not have transaction costs; investors cannot invest directly in an index.

*  Thomas J. Flannery is a Managing Director of Credit Suisse Asset Management, LLC ("Credit Suisse") and Head of the Credit Suisse US High Yield Management Team. Mr. Flannery joined Credit Suisse in June 2010. He is a portfolio manager for the Performing Credit Strategies Group ("PCS") within the Asset Management business of Credit Suisse Group AG with responsibility for originating and analyzing investment opportunities. Mr. Flannery is also a member of the PCS Investment Committee and is currently a high yield bond portfolio manager and trader for PCS. Mr. Flannery joined Credit Suisse Group AG in 2000 from First Dominion Capital, LLC where he was an Associate. Mr. Flannery began his career with Houlihan Lokey Howard & Zukin, Inc.

**  John Popp is a Managing Director of Credit Suisse. He is the Group Manager and Senior Portfolio Manager for Performing Credit Strategies. Mr. Popp has been associated with Credit Suisse since 1997.

Credit Suisse High Yield Bond Fund

Annual Investment Adviser's Report (continued)

October 31, 2012 (unaudited)

Credit Quality Breakdown*

(% of Total Investments as of October 31, 2012)

S&P Ratings
BBB	1.2%
BB	15.7
B	57.4
CCC	14.1
CC	0.6
D	0.2
NR	7.0
Subtotal	96.2
Equity and Other	0.1
Short-Term Investments	3.7
Total	100.0%

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

Average Annual Returns

October 31, 2012 (unaudited)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	19.44%	15.69%	6.42%	11.25%
Market Value	19.46%	18.60%	10.51%	10.43%

Credit Suisse currently waives fees and/or reimburses expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the fund's dividend reinvestment program. Because the fund's shares trade in the stock market based on investor demand, the fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. Past performance is no guarantee of future results. The current performance of the fund may be lower or higher than the figures shown. The fund's yield, return and market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 1-800-293-1232.

Credit Suisse High Yield Bond Fund

Schedule of Investments

October 31, 2012

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (118.5%)
Aerospace & Defense (0.5%)
$1,402	Ducommun, Inc., Global Company Guaranteed Notes (Callable 07/15/15 @ 104.88)	(B-, B3)	07/15/18	9.750	$1,489,625
Auto Parts & Equipment (7.0%)
2,990	Affinia Group, Inc., Global Company Guaranteed Notes (Callable 11/30/12 @ 100.00)	(CCC+, B3)	11/30/14	9.000	3,012,455
1,000	Affinia Group, Inc., Rule 144A, Senior Secured Notes (Callable 12/03/12 @ 108.06) ‡	(B+, B1)	08/15/16	10.750	1,085,000
900	IDQ Holdings, Inc., Rule 144A, Senior Secured Notes (Callable 10/01/14 @ 108.63) ‡	(B, B3)	04/01/17	11.500	963,000
675	Lear Corp., Company Guaranteed Notes (Callable 03/15/15 @ 104.06)	(BB, Ba2)	03/15/20	8.125	753,469
1,935	Mark IV USA SCA, Rule 144A, Senior Secured Notes (Callable 12/15/13 @ 106.66) ‡€	(BB-, Ba3)	12/15/17	8.875	2,670,352
850	Meritor, Inc., Company Guaranteed Notes (Callable 03/15/14 @ 105.31) §	(B-, B3)	03/15/18	10.625	861,688
1,000	Schaeffler Finance BV, Rule 144A, Senior Secured Notes ‡	(B+, Ba3)	02/15/17	7.750	1,108,750
2,000	Schaeffler Finance BV, Rule 144A, Senior Secured Notes (Callable 02/15/15 @ 106.38) ‡§	(B+, Ba3)	02/15/19	8.500	2,242,500
2,700	Stoneridge, Inc., Rule 144A, Senior Secured Notes (Callable 10/15/14 @ 104.75) ‡	(BB-, B2)	10/15/17	9.500	2,926,125
3,750	UCI International, Inc., Global Company Guaranteed Notes (Callable 02/15/15 @ 104.31)	(CCC+, B3)	02/15/19	8.625	3,735,937
					19,359,276
Building & Construction (1.5%)
741	Ashton Woods Finance Co., Rule 144A, Company Guaranteed Notes (Callable 02/24/14 @ 105.50) ‡+	(NR, NR)	06/30/15	11.000	726,180
2,500	K Hovnanian Enterprises, Inc., Global Senior Secured Notes (Callable 11/01/12 @ 107.97) §	(CCC-, B3)	10/15/16	10.625	2,699,225
600	K Hovnanian Enterprises, Inc., Rule 144A, Senior Secured Notes ‡	(CC, B3)	11/01/21	2.000	426,000
253	William Lyon Homes, Inc., Global Notes	(NR, NR)	02/25/17	12.000	251,889
					4,103,294
Building Materials (3.5%)
2,550	Euramax International, Inc., Global Senior Secured Notes (Callable 04/01/13 @ 107.13)	(B-, Caa1)	04/01/16	9.500	2,358,750
1,000	HD Supply, Inc., Rule 144A, Senior Secured Notes (Callable 04/15/15 @ 106.09) ‡	(B+, B2)	04/15/19	8.125	1,102,500
2,250	Headwaters, Inc., Global Secured Notes (Callable 04/01/15 @ 103.81)	(B+, B2)	04/01/19	7.625	2,311,875
1,850	International Wire Group Holdings, Inc., Rule 144A, Senior Secured Notes (Callable 10/15/15 @ 104.25) ‡	(B, B3)	10/15/17	8.500	1,877,750
525	Summit Materials Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 01/31/16 @ 105.25) ‡	(B, B3)	01/31/20	10.500	565,688
1,000	Xefin Lux SCA, Rule 144A, Senior Secured Notes (Callable 06/01/14 @ 106.00) ‡€	(B+, Ba3)	06/01/18	8.000	1,334,674
					9,551,237
Chemicals (5.8%)
1,900	Ferro Corp., Senior Unsecured Notes (Callable 08/15/14 @ 103.94)	(B-, B1)	08/15/18	7.875	1,762,250
500	Hexion Nova Scotia Finance ULC, Secured Notes (Callable 11/15/15 @ 104.50)	(CCC+, NR)	11/15/20	9.000	451,250
250	Ineos Finance PLC, Rule 144A, Senior Secured Notes (Callable 02/15/15 @ 102.00) ‡€#	(B+, B1)	02/15/19	7.250	331,239
700	Ineos Finance PLC, Rule 144A, Senior Secured Notes (Callable 02/15/15 @ 106.28) ‡	(B+, B1)	02/15/19	8.375	737,625
400	Ineos Finance PLC, Rule 144A, Senior Secured Notes (Callable 05/15/13 @ 104.50) ‡	(B+, B1)	05/15/15	9.000	426,000
1,675	Ineos Group Holdings PLC, Rule 144A, Company Guaranteed Notes (Callable 02/15/13 @ 101.42) ‡§	(CCC+, Caa1)	02/15/16	8.500	1,624,750
1,000	JM Huber Corp., Rule 144A, Senior Unsecured Notes (Callable 11/01/15 @ 104.94) ‡	(BB-, B2)	11/01/19	9.875	1,115,000
2,000	Momentive Performance Materials, Inc., Global Secured Notes (Callable 01/15/16 @ 104.50) §	(CC, Caa1)	01/15/21	9.000	1,390,000
2,067	OXEA Finance & Cy SCA, Rule 144A, Senior Secured Notes (Callable 07/15/13 @ 107.13) ‡	(B+, B2)	07/15/17	9.500	2,258,197
1,253	Reichhold Industries, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/03/12 @ 100.00) ‡	(CCC+, NR)	05/08/17	9.000	983,978
750	Styrolution GmbH, Rule 144A, Senior Secured Notes (Callable 05/15/13 @ 105.72) ‡€	(B+, B2)	05/15/16	7.625	931,761
2,500	Taminco Global Chemical Corp., Rule 144A, Secured Notes (Callable 03/31/15 @ 107.31) ‡	(B-, Caa1)	03/31/20	9.750	2,725,000
1,100	TPC Group LLC, Global Senior Secured Notes (Callable 10/01/13 @ 106.19)	(B+, B1)	10/01/17	8.250	1,215,500
					15,952,550
Computer Hardware (1.4%)
3,750	Spansion LLC, Global Company Guaranteed Notes (Callable 11/15/13 @ 103.94)	(BB-, B3)	11/15/17	7.875	3,768,750

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2012

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Consumer Products (1.7%)
$2,400	Alphabet Holding Co., Inc., Rule 144A, Senior Unsecured Notes (Callable 11/01/13 @ 103.00) ‡	(B-, Caa1)	11/01/17	7.750	$2,427,000
2,000	NBTY, Inc., Global Company Guaranteed Notes (Callable 10/01/14 @ 104.50)	(B, B3)	10/01/18	9.000	2,250,000
					4,677,000
Consumer/Commercial/Lease Financing (2.7%)
1,500	Cabot Financial Luxembourg SA, Rule 144A, Senior Secured Notes (Callable 10/01/15 @ 107.78) ‡£	(BB, B1)	10/01/19	10.375	2,549,487
900	CNG Holdings, Inc., Rule 144A, Senior Secured Notes (Callable 05/15/16 @ 104.69) ‡	(B, B3)	05/15/20	9.375	931,500
650	NESCO Holding Corp., Rule 144A, Secured Notes (Callable 04/15/14 @ 110.00) ‡	(B-, Caa1)	04/15/17	11.750	689,000
650	PFG Finance Corp., Rule 144A, Senior Notes (Callable 02/15/15 @ 105.06) ‡	(B, B2)	02/15/19	10.125	679,250
2,300	PFG Finance Corp., Rule 144A, Senior Secured Notes (Callable 04/15/14 @ 105.13) ‡	(BB, Ba3)	04/15/17	10.250	2,527,125
					7,376,362
Discount Stores (0.9%)
2,200	99 Cents Only Stores, Rule 144A, Senior Notes (Callable 12/15/14 @ 108.25) ‡	(NR, Caa1)	12/15/19	11.000	2,508,000
Diversified Capital Goods (1.8%)
1,000	AM Castle & Co., Global Secured Notes (Callable 12/15/14 @ 106.38)	(B+, B3)	12/15/16	12.750	1,150,000
1,925	Coleman Cable, Inc., Global Company Guaranteed Notes (Callable 02/15/14 @ 104.50)	(B, B3)	02/15/18	9.000	2,059,750
1,157	FCC Holdings, Inc., Rule 144A, Notes (Callable 12/15/12 @ 106.00) ‡	(CCC+, Caa3)	12/15/15	13.000	931,488
823	Mueller Water Products, Inc., Global Company Guaranteed Notes (Callable 09/01/15 @ 104.38)	(NR, B2)	09/01/20	8.750	948,508
					5,089,746
Electric - Generation (0.3%)
2,925	TCEH Finance, Inc., LLC, Series A, Global Company Guaranteed Notes (Callable 11/01/12 @ 102.56) §	(D, Ca)	11/01/15	10.250	533,812
1,175	TCEH Finance, Inc., LLC, Series B, Global Company Guaranteed Notes (Callable 11/01/12 @ 102.56)	(D, Ca)	11/01/15	10.250	202,688
					736,500
Electric - Integrated (1.6%)
2,375	Prestige Brands, Inc., Global Senior Secured Notes (Callable 04/01/14 @ 104.13)	(BB-, Ba3)	04/01/18	8.250	2,621,406
675	The AES Corp., Global Senior Unsecured Notes	(BB-, Ba3)	10/15/17	8.000	775,406
900	The AES Corp., Global Senior Unsecured Notes (Callable 06/01/21 @ 100.00)	(BB-, Ba3)	07/01/21	7.375	1,010,250
					4,407,062
Electronics (1.7%)
1,500	CPI International, Inc., Global Company Guaranteed Notes (Callable 02/15/15 @ 104.00)	(CCC+, B3)	02/15/18	8.000	1,440,000
928	Freescale Semiconductor, Inc., Rule 144A, Senior Secured Notes (Callable 03/15/14 @ 105.06) ‡	(B, B1)	03/15/18	10.125	1,006,880
1,000	MEMC Electronic Materials, Inc., Global Company Guaranteed Notes (Callable 04/01/14 @ 105.81)	(B+, Caa1)	04/01/19	7.750	751,250
1,000	Techem Energy Metering Service GmbH & Co. KG, Rule 144A, Senior Subordinated Notes (Callable 10/01/16 @ 103.94) ‡€	(B-, B1)	10/01/20	7.875	1,375,168
					4,573,298
Energy - Exploration & Production (12.1%)
500	Comstock Resources, Inc., Company Guaranteed Notes (Callable 04/01/15 @ 103.88)	(B-, B3)	04/01/19	7.750	510,000
2,350	Comstock Resources, Inc., Company Guaranteed Notes (Callable 10/15/13 @ 104.19)	(B-, B3)	10/15/17	8.375	2,473,375
50	Denbury Resources, Inc., Company Guaranteed Notes (Callable 03/01/13 @ 104.88)	(BB, B1)	03/01/16	9.750	53,500
2,500	Energy Partners Ltd., Global Company Guaranteed Notes (Callable 02/15/15 @ 104.13)	(B-, Caa1)	02/15/18	8.250	2,493,750
950	Energy XXI Gulf Coast, Inc., Company Guaranteed Notes (Callable 12/15/14 @ 104.63)	(B+, B3)	12/15/17	9.250	1,075,875
650	Everest Acquisition Finance, Inc., Rule 144A, Senior Secured Notes (Callable 05/01/15 @ 103.44) ‡	(B+, Ba3)	05/01/19	6.875	705,250
2,600	Everest Acquisition Finance, Inc., Rule 144A, Senior Unsecured Notes (Callable 05/01/16 @ 104.69) ‡§	(B, B2)	05/01/20	9.375	2,886,000
1,575	EXCO Resources, Inc., Company Guaranteed Notes (Callable 09/15/14 @ 103.75)	(CCC+, B3)	09/15/18	7.500	1,488,375
1,000	Halcon Resources Corp., Rule 144A, Company Guaranteed Notes (Callable 07/15/16 @ 104.88) ‡	(CCC+, B3)	07/15/20	9.750	1,060,000
1,000	Halcon Resources Corp., Rule 144A, Senior Unsecured Notes (Callable 11/15/16 @ 104.44) ‡	(CCC+, B3)	05/15/21	8.875	1,016,250
900	Linn Energy Finance Corp., Global Company Guaranteed Notes (Callable 09/15/15 @ 103.88)	(B, B2)	02/01/21	7.750	965,250
1,800	Linn Energy Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 11/01/15 @ 103.13) ‡	(B, B2)	11/01/19	6.250	1,809,000
3,750	McMoRan Exploration Co., Company Guaranteed Notes (Callable 11/15/12 @ 104.94)	(B-, Caa1)	11/15/14	11.875	3,946,875
1,250	Oasis Petroleum, Inc., Global Company Guaranteed Notes (Callable 02/01/15 @ 103.63)	(B, B3)	02/01/19	7.250	1,343,750

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2012

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Energy - Exploration & Production
$1,350	PDC Energy, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/15/17 @ 103.88) ‡	(B-, B3)	10/15/22	7.750	$1,380,375
2,250	Shelf Drilling Holdings Ltd., Rule 144A, Senior Secured Notes (Callable 05/01/15 @ 104.31) ‡	(NR, B1)	11/01/18	8.625	2,272,500
2,000	Sidewinder Drilling, Inc., Rule 144A, Senior Unsecured Notes (Callable 11/15/16 @ 104.88) ‡	(B-, B3)	11/15/19	9.750	2,020,000
800	Stone Energy Corp., Company Guaranteed Notes (Callable 02/01/14 @ 104.31)	(B-, B3)	02/01/17	8.625	854,000
1,000	Stone Energy Corp., Global Company Guaranteed Notes (Callable 11/15/17 @ 103.75)	(B-, B3)	11/15/22	7.500	992,500
475	Swift Energy Co., Company Guaranteed Notes (Callable 12/03/12 @ 103.56)	(B+, B3)	06/01/17	7.125	490,437
500	Swift Energy Co., Global Company Guaranteed Notes (Callable 03/01/17 @ 103.94)	(B+, B3)	03/01/22	7.875	522,500
1,000	Swift Energy Co., Rule 144A, Company Guaranteed Notes (Callable 03/01/17 @ 103.94) ‡	(B+, B3)	03/01/22	7.875	1,045,000
1,000	W&T Offshore, Inc., Global Company Guaranteed Notes (Callable 06/15/15 @ 104.25)	(B, B3)	06/15/19	8.500	1,057,500
1,000	W&T Offshore, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/15 @ 104.25) ‡	(NR, B3)	06/15/19	8.500	1,057,500
					33,519,562
Environmental (1.8%)
900	Darling International, Inc., Global Company Guaranteed Notes (Callable 12/15/14 @ 104.25)	(BB+, Ba2)	12/15/18	8.500	1,027,125
1,800	EnergySolutions LLC, Global Company Guaranteed Notes (Callable 08/15/14 @ 105.38)	(B, Caa3)	08/15/18	10.750	1,678,500
1,750	Heckmann Corp., Global Company Guaranteed Notes (Callable 04/15/15 @ 104.94)	(B-, Caa1)	04/15/18	9.875	1,763,125
500	Rough Rider Escrow, Inc., Rule 144A, Senior Notes (Callable 04/15/15 @ 104.94) ‡	(B, B3)	04/15/18	9.875	501,250
					4,970,000
Food - Wholesale (0.9%)
1,075	Del Monte Corp., Global Company Guaranteed Notes (Callable 02/15/14 @ 103.81)	(CCC+, B3)	02/15/19	7.625	1,109,937
1,400	Southern States Cooperative, Inc., Rule 144A, Senior Notes (Callable 05/15/13 @ 105.63) ‡	(B, B3)	05/15/15	11.250	1,468,250
					2,578,187
Forestry & Paper (0.3%)
300	Lecta SA, Rule 144A, Senior Secured Notes (Callable 05/15/15 @ 106.66)‡ €	(B+, B1)	05/15/19	8.875	398,458
950	Stone & Webster, Inc.*	(NR, NR)	07/02/13	0.000	21,969
1,400	Verso Paper, Inc., Global Secured Notes (Callable 02/01/15 @ 104.38)§	(CCC+, B3)	02/01/19	8.750	532,000
					952,427
Gaming (6.4%)
1,700	Affinity Gaming Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 05/15/15 @ 104.50) ‡	(B, Caa1)	05/15/18	9.000	1,772,250
775	Buffalo Thunder Development Authority, Rule 144A, Senior Secured Notes (Callable 12/15/12 @ 100.00) ‡Ø	(NR, NR)	12/15/14	9.375	279,000
2,217	Chester Downs & Marina LLC, Rule 144A, Senior Secured Notes (Callable 02/01/16 @ 104.63) ‡	(B+, B3)	02/01/20	9.250	2,217,000
1,043	Choctaw Resort Development Enterprise, Rule 144A, Senior Notes (Callable 11/15/12 @ 102.42) ‡	(B, Caa1)	11/15/19	7.250	923,055
1,502	Chukchansi Economic Development Authority, Rule 144A, Secured Notes (Callable 05/30/16 @ 104.88) ‡	(NR, Caa2)	05/30/20	9.750	923,735
1,500	Cirsa Funding Luxembourg SA, Rule 144A, Company Guaranteed Notes (Callable 05/15/14 @ 104.38) ‡€	(B+, B3)	05/15/18	8.750	1,875,671
625	Fontainebleau Las Vegas Holdings LLC, Rule 144A, Second Mortgage Notes (Callable 12/03/12 @ 102.56) ‡Ø	(NR, NR)	06/15/15	10.250	1,172
1,000	Greektown Superholdings, Inc., Series A, Global Secured Notes (Callable 01/01/13 @ 106.50)	(NR, NR)	07/01/15	13.000	1,078,750
1,700	Greektown Superholdings, Inc., Series B, Global Secured Notes (Callable 01/01/13 @ 106.50)	(NR, NR)	07/01/15	13.000	1,833,875
319	Majestic Star Casino LLC, Rule 144A, Senior Notes‡	(NR, NR)	12/01/16	12.500	301,045
950	Peninsula Gaming LLC, Global Company Guaranteed Notes (Callable 08/15/13 @ 105.38)	(B, Caa1)	08/15/17	10.750	1,074,687
2,285	Peninsula Gaming LLC, Global Secured Notes (Callable 12/03/12 @ 104.19)	(BB, Ba3)	08/15/15	8.375	2,396,394
1,000	Rivers Pittsburgh Finance Corp., Rule 144A, Senior Secured Notes (Callable 06/15/15 @ 104.75) ‡	(B, B3)	06/15/19	9.500	1,085,000
670	Tropicana Finance Corp., Global Senior Subordinated Notes (Callable 12/15/12 @ 100.00) ^Ø	(NR, NR)	12/15/14	9.625	67
2,085	Tunica-Biloxi Gaming Authority, Rule 144A, Senior Unsecured Notes (Callable 11/15/12 @ 101.60) ‡	(B+, B3)	11/15/15	9.000	1,907,775
					17,669,476
Gas Distribution (1.6%)
1,100	Genesis Energy LP, Global Company Guaranteed Notes (Callable 12/15/14 @ 103.94)	(B, B2)	12/15/18	7.875	1,171,500
1,100	Genesis Energy LP, Rule 144A, Senior Unsecured Notes (Callable 12/15/14 @ 103.94) ‡	(NR, B2)	12/15/18	7.875	1,171,500
1,500	Holly Energy Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 03/01/16 @ 103.25) ‡	(BB-, B1)	03/01/20	6.500	1,582,500
600	Targa Resources Partners Finance Corp., Global Company Guaranteed Notes (Callable 11/09/12 @ 104.13)	(BB, Ba3)	07/01/16	8.250	624,750
					4,550,250

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2012

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Health Facilities (2.0%)
$545	Bausch & Lomb, Inc., Global Senior Unsecured Notes (Callable 11/01/12 @ 102.47)	(B, Caa1)	11/01/15	9.875	$561,350
700	MPT Finance Corp., Global Company Guaranteed Notes (Callable 05/01/16 @ 103.44)	(BB, Ba1)	05/01/21	6.875	759,500
625	Radiation Therapy Services, Inc., Global Company Guaranteed Notes (Callable 04/15/14 @ 104.94)	(CCC+, Caa2)	04/15/17	9.875	443,750
1,950	Symbion, Inc., Global Senior Secured Notes (Callable 06/15/14 @ 104.00)	(B, B2)	06/15/16	8.000	2,018,250
900	Tenet Healthcare Corp., Global Senior Secured Notes (Callable 07/01/14 @ 104.44)	(B+, B1)	07/01/19	8.875	1,010,250
700	United Surgical Partners International, Inc., Global Company Guaranteed Notes (Callable 04/01/15 @ 106.75)	(CCC+, Caa1)	04/01/20	9.000	770,000
					5,563,100
Health Services (2.4%)
650	Capsugel FinanceCo SCA, Rule 144A, Company Guaranteed Notes (Callable 08/01/14 @ 107.41) ‡€	(B, Caa1)	08/01/19	9.875	962,294
1,500	Catalent Pharma Solutions, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/03/12 @ 101.50) ‡	(B, Caa1)	10/15/18	7.875	1,522,500
675	inVentiv Health, Inc., Rule 144A, Company Guaranteed Notes (Callable 08/15/14 @ 105.00) ‡	(CCC, Caa2)	08/15/18	10.000	614,250
425	Service Corp. International, Senior Unsecured Notes	(BB-, Ba3)	11/15/21	8.000	523,812
2,440	STHI Holding Corp., Rule 144A, Secured Notes (Callable 03/15/14 @ 106.00) ‡	(B, B2)	03/15/18	8.000	2,623,000
500	Universal Hospital Services, Inc., Rule 144A, Senior Secured Notes (Callable 08/15/15 @ 105.72) ‡	(B+, B3)	08/15/20	7.625	520,000
					6,765,856
Insurance Brokerage (1.9%)
2,150	Alliant Holdings I, Inc., Rule 144A, Senior Unsecured Notes (Callable 11/01/13 @ 100.00) ‡	(CCC, Caa2)	05/01/15	11.000	2,227,400
1,150	Hub International Ltd., Rule 144A, Company Guaranteed Notes (Callable 10/15/14 @ 104.06) ‡	(CCC+, Caa2)	10/15/18	8.125	1,187,375
2,000	USI Holdings Corp., Rule 144A, Company Guaranteed Notes ‡#	(CCC, Caa1)	11/15/14	4.310	1,950,000
					5,364,775
Investments & Misc. Financial Services (0.5%)
1,000	Numericable Finance & Co., Rule 144A, Secured Notes (Callable 02/15/16 @ 106.19) ‡€	(B, B2)	02/15/19	12.375	1,499,889
Leisure (2.0%)
1,650	Magnum Management Corp., Global Company Guaranteed Notes (Callable 08/01/14 @ 104.56)	(B, B2)	08/01/18	9.125	1,874,812
2,000	Palace Entertainment Holdings Corp., Rule 144A, Senior Secured Notes (Callable 04/15/14 @ 104.44) ‡	(B-, B2)	04/15/17	8.875	2,120,000
1,500	Viking Cruises Ltd., Rule 144A, Senior Notes (Callable 10/15/17 @ 104.25) ‡	(B+, B3)	10/15/22	8.500	1,556,250
					5,551,062
Machinery (0.9%)
1,620	Dematic SA, Rule 144A, Senior Secured Notes (Callable 05/01/13 @ 104.38) ‡	(B, B1)	05/01/16	8.750	1,727,325
500	Mirror PIK SA, Rule 144A, Senior Notes (Callable 11/01/13 @ 104.50) ‡	(CCC+, Caa1)	11/01/16	9.000	503,750
250	Terex Corp., Senior Subordinated Notes (Callable 11/15/12 @ 104.00) §	(B, Caa1)	11/15/17	8.000	261,563
					2,492,638
Media - Broadcast (2.0%)
3,500	Mission Broadcasting, Inc., Global Secured Notes (Callable 04/15/14 @ 104.44)	(B, B3)	04/15/17	8.875	3,832,500
341	Nexstar Broadcasting, Inc., Series 1, Global Company Guaranteed Notes (Callable 12/03/12 @ 100.00)	(B-, NR)	01/15/14	7.000	342,641
500	Starz Finance Corp., Rule 144A, Senior Notes (Callable 09/15/15 @ 102.50) ‡	(BB, Ba2)	09/15/19	5.000	513,750
650	Townsquare Radio, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/01/15 @ 106.75) ‡	(B, B3)	04/01/19	9.000	705,250
					5,394,141
Media - Cable (3.6%)
75	Cablevision Systems Corp., Senior Unsecured Notes	(B+, B1)	04/15/18	7.750	83,719
1,150	Cablevision Systems Corp., Senior Unsecured Notes	(B+, B1)	04/15/20	8.000	1,296,625
169	CCH II Capital Corp., Global Senior Notes (Callable 11/30/12 @ 106.75)	(B, B2)	11/30/16	13.500	182,331
1,925	CCO Holdings Capital Corp., Global Company Guaranteed Notes (Callable 04/30/15 @ 104.06)	(BB-, B1)	04/30/20	8.125	2,175,250
1,950	Cequel Capital Corp., Rule 144A, Senior Unsecured Notes (Callable 11/15/12 @ 106.47) ‡	(B-, B3)	11/15/17	8.625	2,096,250
525	CSC Holdings LLC, Global Senior Unsecured Notes	(BB+, Ba3)	02/15/19	8.625	624,750
1,500	DISH DBS Corp., Global Company Guaranteed Notes	(BB-, Ba2)	09/01/19	7.875	1,766,250
1,000	Harron Finance Corp., Rule 144A, Senior Notes (Callable 04/01/16 @ 104.56) ‡	(B-, Caa1)	04/01/20	9.125	1,085,000
600	Unitymedia NRW GmbH, Rule 144A, Senior Secured Notes (Callable 03/15/15 @ 103.75) ‡	(BB-, Ba3)	03/15/19	7.500	663,000
					9,973,175

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2012

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Media - Diversified (1.5%)
$2,800	Block Communications, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/01/16 @ 103.63) ‡	(B+, Ba3)	02/01/20	7.250	$2,989,000
600	National CineMedia LLC, Senior Unsecured Notes (Callable 07/15/16 @ 103.94)	(B, B2)	07/15/21	7.875	658,500
600	Quebecor Media, Inc., Global Senior Unsecured Notes (Callable 03/15/13 @ 101.29)	(B+, B2)	03/15/16	7.750	616,998
					4,264,498
Media - Services (1.1%)
1,000	Clear Channel Worldwide Holdings, Inc., Global Company Guaranteed Notes (Callable 03/15/15 @ 105.72)	(B, B3)	03/15/20	7.625	957,500
150	Clear Channel Worldwide Holdings, Inc., Global Company Guaranteed Notes (Callable 12/15/12 @ 106.94)	(B, B1)	12/15/17	9.250	161,250
1,500	Clear Channel Worldwide Holdings, Inc., Series B, Global Company Guaranteed Notes (Callable 12/15/12 @ 106.94)	(B, B1)	12/15/17	9.250	1,612,500
400	WMG Acquisition Corp., Global Senior Secured Notes (Callable 06/15/13 @ 104.75)	(BB-, Ba2)	06/15/16	9.500	442,500
					3,173,750
Medical Products (0.7%)
1,800	Polymer Group, Inc., Global Senior Secured Notes (Callable 02/01/15 @ 103.88)	(B, B1)	02/01/19	7.750	1,935,000
Metals & Mining - Excluding Steel (7.2%)
750	Boart Longyear Management Pty, Ltd., Rule 144A, Company Guaranteed Notes (Callable 04/01/16 @ 103.50) ‡	(BB-, Ba2)	04/01/21	7.000	763,125
2,700	Calcipar SA, Rule 144A, Senior Secured Notes (Callable 05/01/15 @ 103.44) ‡	(BB, B1)	05/01/18	6.875	2,720,250
600	FMG Resources August 2006 Pty Ltd., Rule 144A, Senior Notes (Callable 11/01/15 @ 104.13) ‡§	(B+, B1)	11/01/19	8.250	603,000
1,500	Global Brass & Copper, Inc., Rule 144A, Senior Secured Notes (Callable 06/01/16 @ 104.75) ‡	(B, B3)	06/01/19	9.500	1,635,000
2,100	Kaiser Aluminum Corp., Global Company Guaranteed Notes (Callable 06/01/16 @ 104.13)	(BB-, Ba3)	06/01/20	8.250	2,283,750
1,750	Molycorp, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/01/16 @ 105.00) ‡§	(CCC+, B3)	06/01/20	10.000	1,693,125
2,375	Noranda Aluminium Acquisition Corp., Global Company Guaranteed Notes #	(CCC+, B3)	05/15/15	4.730	2,255,779
225	Old AII, Inc., Global Company Guaranteed Notes (Callable 12/15/12 @ 100.00) ^Ø	(NR, NR)	12/15/14	9.000	22
1,100	Old AII, Inc., Global Company Guaranteed Notes (Callable 12/15/12 @ 103.33) ^Ø	(NR, NR)	12/15/16	10.000	110
1,050	Penn Virginia Resource Finance Corp II, Rule 144A, Company Guaranteed Notes (Callable 06/01/16 @ 104.19) ‡	(B, B2)	06/01/20	8.375	1,107,750
3,000	Quadra FNX Mining Ltd., Rule 144A, Company Guaranteed Notes (Callable 06/15/15 @ 103.88) ‡	(BB-, B1)	06/15/19	7.750	3,112,500
2,700	Taseko Mines Ltd., Company Guaranteed Notes (Callable 04/15/15 @ 103.88)	(B, B3)	04/15/19	7.750	2,646,000
1,900	Xinergy Corp., Rule 144A, Senior Secured Notes (Callable 05/15/15 @ 104.63) ‡§	(CCC, Caa3)	05/15/19	9.250	1,092,500
					19,912,911
Oil Field Equipment & Services (4.8%)
1,900	Edgen Murray Corp., Rule 144A, Senior Secured Notes (Callable 11/01/15 @ 106.56) ‡	(B+, Caa1)	11/01/20	8.750	1,895,250
2,325	FTS International Bonds, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/14 @ 103.56) ‡	(BB-, Ba3)	11/15/18	8.125	2,441,250
1,271	Helix Energy Solutions Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/15/13 @ 102.36) ‡	(B, B3)	01/15/16	9.500	1,317,074
300	Hornbeck Offshore Services, Inc., Global Company Guaranteed Notes (Callable 09/01/13 @ 104.00)	(BB-, Ba3)	09/01/17	8.000	322,500
625	Parker Drilling Co., Global Company Guaranteed Notes (Callable 04/01/14 @ 104.56)	(B+, B1)	04/01/18	9.125	671,875
3,130	Pioneer Energy Services Corp., Global Company Guaranteed Notes (Callable 03/15/14 @ 104.94)	(B+, B2)	03/15/18	9.875	3,403,875
429	Thermon Industries, Inc., Global Secured Notes (Callable 05/01/14 @ 104.75)	(BB-, B1)	05/01/17	9.500	478,335
2,500	Trinidad Drilling, Ltd., Rule 144A, Senior Unsecured Notes (Callable 01/15/15 @ 103.94) ‡	(BB-, B1)	01/15/19	7.875	2,693,750
					13,223,909
Oil Refining & Marketing (2.5%)
2,600	Coffeyville Finance, Inc., Rule 144A, Secured Notes (Callable 04/01/13 @ 108.16) ‡	(B+, Ba3)	04/01/17	10.875	2,886,000
1,575	Northern Tier Finance Corp., Global Senior Secured Notes (Callable 12/01/13 @ 107.88)	(BB-, B1)	12/01/17	10.500	1,811,250
2,100	PBF Finance Corp., Rule 144A, Senior Secured Notes (Callable 02/15/16 @ 104.13) ‡	(BB+, Ba3)	02/15/20	8.250	2,215,500
					6,912,750

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2012

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Packaging (3.7%)
$850	Ardagh Glass Finance PLC, Rule 144A, Company Guaranteed Notes (Callable 06/15/13 @ 102.38) ‡€	(CCC+, B3)	06/15/17	7.125	$1,115,198
700	Ardagh Packaging Finance PLC, Rule 144A, Company Guaranteed Notes (Callable 10/15/15 @ 104.63) ‡€	(CCC+, B3)	10/15/20	9.250	956,948
450	Ardagh Packaging Finance PLC, Rule 144A, Senior Secured Notes (Callable 10/15/14 @ 103.69) ‡€	(B+, Ba3)	10/15/17	7.375	621,012
525	Berry Plastics Corp., Global Senior Secured Notes (Callable 11/15/12 @ 104.13)	(B, B1)	11/15/15	8.250	549,938
500	BOE Merger Corp., Rule 144A, Senior Unsecured Notes (Callable 06/15/14 @ 104.75) ‡	(NR, Caa1)	11/01/17	9.500	501,250
1,500	BWAY Holding Co., Global Company Guaranteed Notes (Callable 06/15/14 @ 105.00)	(CCC+, B3)	06/15/18	10.000	1,672,500
1,435	Clondalkin Acquisition BV, Rule 144A, Secured Notes ‡#	(B, B2)	12/15/13	2.389	1,370,425
2,475	Reynolds Group Issuer LLC, Global Company Guaranteed Notes (Callable 10/15/14 @ 104.50)	(CCC+, Caa2)	04/15/19	9.000	2,518,312
300	Reynolds Group Issuer LLC, Global Senior Secured Notes (Callable 10/15/14 @ 103.56)	(B+, B1)	04/15/19	7.125	321,000
500	Sealed Air Corp., Rule 144A, Senior Unsecured Notes (Callable 09/15/16 @ 104.19) ‡	(BB-, B1)	09/15/21	8.375	552,500
					10,179,083
Pharmaceuticals (1.4%)
1,000	ConvaTec Healthcare E SA, Rule 144A, Senior Unsecured Notes (Callable 12/15/14 @ 105.25) ‡	(B, Caa1)	12/15/18	10.500	1,090,000
1,000	Valeant Pharmaceuticals International, Rule 144A, Company Guaranteed Notes (Callable 02/15/16 @ 103.38) ‡	(BB-, B1)	08/15/21	6.750	1,067,500
1,500	Warner Chilcott Finance LLC, Global Company Guaranteed Notes (Callable 09/15/14 @ 103.88)	(BB-, B3)	09/15/18	7.750	1,590,000
					3,747,500
Printing & Publishing (0.2%)
771	The Reader's Digest Association, Inc., Global Senior Secured Notes (Callable 02/15/13 @ 104.00) #	(CC, Caa1)	02/15/17	9.500	445,253
Real Estate Development & Management (0.5%)
1,300	Icahn Enterprises LP, Rule 144A, Company Guaranteed Notes ‡#	(NR, NR)	08/15/13	4.000	1,310,400
Real Estate Investment Trusts (1.1%)
3,050	CNL Lifestyle Properties, Inc., Global Company Guaranteed Notes (Callable 04/15/15 @ 103.63)	(B+, Ba3)	04/15/19	7.250	2,905,125
Restaurants (1.4%)
1,713	CKE Restaurants, Inc., Global Senior Secured Notes (Callable 07/15/14 @ 105.69) §	(B-, B2)	07/15/18	11.375	1,980,656
2,050	HOA Finance Corp., Rule 144A, Senior Secured Notes (Callable 04/01/14 @ 105.63) ‡	(B-, B3)	04/01/17	11.250	1,914,188
					3,894,844
Software/Services (6.8%)
3,000	Epicor Software Corp., Global Company Guaranteed Notes (Callable 05/01/15 @ 104.31)	(CCC+, Caa1)	05/01/19	8.625	3,165,000
2,150	First Data Corp., Rule 144A, Senior Secured Notes (Callable 06/15/15 @ 103.69) ‡	(B+, B1)	06/15/19	7.375	2,236,000
1,500	First Data Corp., Rule 144A, Senior Secured Notes (Callable 11/01/15 @ 105.06) ‡	(B+, B1)	11/01/20	6.750	1,507,500
1,000	Infor US, Inc., Global Company Guaranteed Notes (Callable 04/01/15 @ 107.50) €	(B-, Caa1)	04/01/19	10.000	1,415,662
2,400	MedAssets, Inc., Global Company Guaranteed Notes (Callable 11/15/14 @ 104.00)	(B-, NR)	11/15/18	8.000	2,616,000
2,296	Serena Software, Inc., Global Company Guaranteed Notes (Callable 03/15/13 @ 101.73)	(CCC+, Caa1)	03/15/16	10.375	2,376,360
600	SSI Co-Issuer LLC, Global Company Guaranteed Notes (Callable 06/01/14 @ 105.56)	(CCC+, Caa1)	06/01/18	11.125	675,750
1,600	SunGard Data Systems, Inc., Global Company Guaranteed Notes (Callable 11/15/13 @ 105.53)	(B, Caa1)	11/15/18	7.375	1,730,000
3,000	Syniverse Holdings, Inc., Global Company Guaranteed Notes (Callable 01/15/15 @ 104.56)	(B-, Caa1)	01/15/19	9.125	3,210,000
					18,932,272
Specialty Retail (2.7%)
500	Academy Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 08/01/14 @ 106.94) ‡	(CCC+, Caa1)	08/01/19	9.250	550,000
1,800	Brown Shoe Co., Inc., Global Company Guaranteed Notes (Callable 05/15/14 @ 105.34)	(B, B3)	05/15/19	7.125	1,851,750
2,050	Claire's Stores, Inc., Rule 144A, Senior Secured Notes (Callable 03/15/15 @ 106.75) ‡	(B, B2)	03/15/19	9.000	2,149,937
1,250	Ontex IV SA, Rule 144A, Senior Secured Notes (Callable 04/15/14 @ 103.25) ‡€	(B+, B1)	04/15/18	7.500	1,700,738
1,085	Toys R Us Property Co. I LLC, Global Company Guaranteed Notes (Callable 07/15/13 @ 105.38)	(B+, B3)	07/15/17	10.750	1,178,581
					7,431,006
Steel Producers/Products (0.4%)
1,150	JMC Steel Group, Rule 144A, Senior Notes (Callable 03/15/14 @ 106.19) ‡	(B, B3)	03/15/18	8.250	1,173,000

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2012

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Support - Services (4.7%)
$1,850	CoreLogic, Inc., Global Company Guaranteed Notes (Callable 06/01/16 @ 103.63)	(B+, Ba3)	06/01/21	7.250	$2,048,875
500	Emdeon, Inc., Global Company Guaranteed Notes (Callable 12/31/15 @ 105.50)	(CCC+, Caa1)	12/31/19	11.000	570,000
1,000	Europcar Groupe SA, Rule 144A, Secured Notes ‡€	(B-, Caa1)	05/15/17	11.500	1,276,363
1,475	Garda World Security Corp., Rule 144A, Senior Unsecured Notes (Callable 03/15/14 @ 104.88) ‡	(B, B2)	03/15/17	9.750	1,572,719
1,100	H&E Equipment Services, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/01/17 @ 103.50) ‡	(B+, B3)	09/01/22	7.000	1,149,500
625	RSC Holdings III LLC, Global Company Guaranteed Notes (Callable 02/01/16 @ 104.13)	(B+, B3)	02/01/21	8.250	693,750
1,800	Sabre, Inc., Rule 144A, Senior Secured Notes (Callable 05/15/15 @ 106.38) ‡	(B, B1)	05/15/19	8.500	1,874,250
625	The Geo Group, Inc., Global Company Guaranteed Notes (Callable 02/15/16 @ 103.31)	(B+, B1)	02/15/21	6.625	676,562
550	The Geo Group, Inc., Global Company Guaranteed Notes (Callable 10/15/13 @ 103.88)	(B+, B1)	10/15/17	7.750	600,188
300	United Rentals North America, Inc., Global Company Guaranteed Notes (Callable 06/15/13 @ 105.44)	(B+, B3)	06/15/16	10.875	334,500
2,100	UR Financing Escrow Corp., Rule 144A, Senior Unsecured Notes (Callable 05/15/16 @ 103.69) ‡	(B+, B3)	05/15/20	7.375	2,281,125
					13,077,832
Telecom - Integrated/Services (2.3%)
550	Hellas Telecommunications II SCA, Rule 144A, Subordinated Notes ‡^#Ø	(NR, NR)	01/15/15	5.750	—
1,800	Intelsat Jackson Holdings SA, Global Company Guaranteed Notes (Callable 04/01/15 @ 103.63)	(B, B3)	04/01/19	7.250	1,939,500
1,250	Intelsat Jackson Holdings SA, Global Company Guaranteed Notes (Callable 04/01/16 @ 103.75)	(B, B3)	04/01/21	7.500	1,346,875
1,500	Intelsat Jackson Holdings SA, Rule 144A, Company Guaranteed Notes (Callable 12/15/17 @ 103.31) ‡§	(CCC+, Caa2)	12/15/22	6.625	1,494,375
1,350	Zayo Capital, Inc., Global Senior Secured Notes (Callable 07/01/15 @ 104.06)	(B, B1)	01/01/20	8.125	1,485,000
					6,265,750
Telecom - Wireless (1.3%)
250	Cricket Communications, Inc., Global Senior Secured Notes (Callable 12/03/12 @ 105.81)	(B+, Ba2)	05/15/16	7.750	265,625
800	GeoEye, Inc., Global Senior Secured Notes (Callable 10/01/13 @ 104.81) §	(B, B1)	10/01/15	9.625	894,000
300	GeoEye, Inc., Senior Secured Notes (Callable 10/01/13 @ 104.31)	(CCC, Caa1)	10/01/16	8.625	328,500
1,300	Telesat LLC, Rule 144A, Senior Unsecured Notes (Callable 05/15/14 @ 103.00) ‡	(B-, B3)	05/15/17	6.000	1,361,750
350	Wind Acquisition Finance SA, Rule 144A, Company Guaranteed Notes (Callable 07/15/13 @ 105.88) ‡	(BB-, B3)	07/15/17	11.750	343,000
400	Wind Acquisition Finance SA, Rule 144A, Company Guaranteed Notes (Callable 07/15/13 @ 105.88) ‡€	(BB-, B3)	07/15/17	11.750	505,362
					3,698,237
Telecommunications Equipment (1.6%)
1,950	Avaya, Inc., Rule 144A, Senior Secured Notes (Callable 04/01/15 @ 103.50) ‡	(B, B1)	04/01/19	7.000	1,789,125
2,490	Brightstar Corp., Rule 144A, Company Guaranteed Notes (Callable 12/01/14 @ 104.75) ‡	(BB-, B1)	12/01/16	9.500	2,676,750
					4,465,875
Textiles & Apparel (0.0%)
75	IT Holding Finance SA, Rule 144A, Company Guaranteed Notes ‡€Ø	(NR, NR)	11/15/12	9.875	996
Theaters & Entertainment (2.5%)
2,075	AMC Entertainment, Inc., Global Company Guaranteed Notes (Callable 12/01/15 @ 104.88)	(CCC+, Caa1)	12/01/20	9.750	2,339,562
750	AMC Entertainment, Inc., Global Senior Unsecured Notes (Callable 06/01/14 @ 104.38)	(B-, B2)	06/01/19	8.750	832,500
2,500	Regal Entertainment Group, Company Guaranteed Notes (Callable 08/15/14 @ 104.56) §	(B-, B3)	08/15/18	9.125	2,787,500
950	Wallace Theater Holdings, Inc., Rule 144A, Senior Secured Notes (Callable 12/15/12 @ 100.00) ‡#	(CCC, NR)	06/15/13	12.500	945,250
					6,904,812
Tobacco (0.7%)
1,850	Vector Group, Ltd., Global Senior Secured Notes (Callable 12/03/12 @ 103.68)	(NR, B1)	08/15/15	11.000	1,935,563
Transportation - Excluding Air/Rail (0.6%)
650	Navios Maritime Holdings Finance II US, Inc., Global Company Guaranteed Notes (Callable 02/15/15 @ 104.06)	(B+, Caa1)	02/15/19	8.125	578,500
1,000	Ship Finance International, Ltd., Global Company Guaranteed Notes	(B+, B3)	12/15/13	8.500	1,006,250
					1,584,750
TOTAL CORPORATE BONDS (Cost $324,419,754)					327,812,354

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2012

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS (16.0%)
Aerospace & Defense (1.9%)
$2,500	Arinc, Inc. #	(B, Caa1)	10/25/15	6.220	$2,471,875
1,500	LM US Member LLC #	(CCC, Caa2)	10/26/20	9.500	1,515,000
944	Stork Topco BV €#	(B, B1)	12/31/19	17.000	1,187,118
					5,173,993
Chemicals (2.3%)
1,990	Ascend Performance Materials Operations LLC #	(NR, NR)	04/10/18	6.750	1,999,950
1,764	PQ Corp. #	(B+, B3)	07/30/14	3.962	1,761,870
2,500	PQ Corp. #	(B-, Caa1)	07/30/15	0.000	2,487,500
					6,249,320
Diversified Capital Goods (0.5%)
1,496	Electrical Components International, Inc. #	(B+, B1)	02/04/17	6.750	1,486,841
Energy - Exploration & Production (0.7%)
1,750	Delek Benelux BV €#	(NR, NR)	02/08/17	5.235	2,023,452
Environmental (0.3%)
706	EnviroSolutions Real Property Holdings, Inc. #	(CCC-, Caa1)	07/29/14	8.000	704,118
Gaming (0.6%)
2,000	CKX Entertainment, Inc. #	(B+, B1)	06/21/17	9.000	1,730,000
Health Services (0.5%)
1,477	Onex Carestream Finance LP #	(BB-, B1)	02/25/17	5.000	1,463,764
Investments & Misc. Financial Services (0.9%)
2,500	BNY ConvergEX Group LLC #	(B-, B3)	12/18/17	8.750	2,332,300
Leisure (1.7%)
947	Deluxe Entertainment Services Group, Inc. #	(B, B2)	07/03/17	8.000	938,785
1,987	Legendary Pictures Funding LLC #	(NR, NR)	03/29/18	9.000	1,946,933
511	Technicolor SA #	(B-, NR)	03/31/16	9.350	516,426
1,367	Technicolor SA #	(B, NR)	05/26/17	9.350	1,382,069
					4,784,213
Machinery (0.8%)
2,250	CPM Acquisition Corp. #	(NR, B2)	03/01/18	10.250	2,278,125
Media - Diversified (0.6%)
861	Flint Group Holdings Sarl #	(B-, B2)	06/30/16	7.724	727,394
1,141	Flint Group Holdings Sarl #	(B-, B2)	12/31/16	7.224	881,729
					1,609,123
Oil Field Equipment & Services (0.4%)
1,200	Amtrol, Inc. #	(NR, NR)	12/05/14	6.900	1,122,000
Packaging (0.3%)
829	Hilex Poly Co. LLC #	(B+, B3)	11/19/15	11.250	846,016

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2012

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS
Printing & Publishing (0.7%)
$1,386	Harland Clarke Holdings Corp. #	(B+, B1)	06/30/17	5.462	$1,275,262
4,189	Yell Group PLC #	(B-, B2)	07/31/14	4.459	752,553
					2,027,815
Software/Services (3.4%)
1,855	AVG Technologies N.V. #	(B+, B1)	03/15/16	7.500	1,857,541
2,000	Decision Insight Information Group #	(B, B1)	01/04/17	7.000	1,990,000
1,500	Flexera Software LLC #	(CCC+, Caa2)	09/30/18	11.000	1,530,000
2,000	SafeNet, Inc. #	(B-, Caa1)	04/12/15	6.212	1,990,000
2,000	Wall Street Systems Delaware, Inc. #	(B-, Caa2)	10/25/20	9.250	1,987,500
					9,355,041
Telecommunications Equipment (0.4%)
1,000	Mitel US Holdings, Inc. #	(NR, Caa1)	08/16/15	7.000	970,000
TOTAL BANK LOANS (Cost $43,800,042)					44,156,121
ASSET BACKED SECURITIES (1.9%)
Collateralized Debt Obligations (1.9%)
1,500	Carlyle Global Market Strategies ‡#	(BBB, NR)	04/20/22	4.469	1,422,776
1,500	Commercial Industrial Finance Corp. ‡#	(BBB, NR)	01/19/23	3.421	1,428,778
2,000	Gale Force CLO Ltd., Rule 144A ‡#	(BBB+, Baa2)	11/15/17	2.285	1,780,138
750	Race Point CLO Ltd. ‡#	(BB, NR)	05/24/23	5.931	694,748
TOTAL ASSET BACKED SECURITIES (Cost $4,713,587)					5,326,440
Number of Shares
PREFERRED STOCK (0.0%)
688	Dayton Superior Corp. (Cost $250,835) ^*				—
COMMON STOCKS (0.2%)
Building & Construction (0.1%)
161,330	William Lyon Homes, Inc. *				177,463
Building Materials (0.0%)
619	Dayton Superior Corp. ^ *				—
437	Nortek, Inc. *				26,006
					26,006
Chemicals (0.0%)
4,893	Huntsman Corp.				73,591
Forestry & Paper (0.1%)
11,000	Resolute Forest Products *§				134,200
Gaming (0.0%)
55,100	Majestic Holdco LLC				110,200
Media - Broadcast (0.0%)
43,413	Cumulus Media, Inc., Class A *				106,796

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2012

Number of Shares				Value
COMMON STOCKS
Printing & Publishing (0.0%)
1,322	SuperMedia, Inc. *§			$3,371
TOTAL COMMON STOCKS (Cost $2,222,638)				631,627
WARRANTS (0.0%)
Building Materials (0.0%)
1,152	Nortek, Inc., strike price $1.00, expires 12/07/14 *			7,488
Printing & Publishing (0.0%)
5,735	The Readers Digest Association, Inc., strike price $0.00, expires 02/19/14 ^*			—
TOTAL WARRANTS (Cost $1,152)				7,488
SHORT-TERM INVESTMENTS (8.9%)
10,008,551	State Street Navigator Prime Portfolio, 0.31% §§			10,008,551
Par (000)		Maturity	Rate%
$14,764	State Street Bank and Trust Co. Euro Time Deposit	11/01/12	0.010	14,764,000
TOTAL SHORT-TERM INVESTMENTS (Cost $24,772,551)				24,772,551
TOTAL INVESTMENTS AT VALUE (145.5%) (Cost $400,180,559)				402,706,581
LIABILITIES IN EXCESS OF OTHER ASSETS (-45.5%)				(125,986,191)
NET ASSETS (100.0%)				$276,720,390

INVESTMENT ABBREVIATION

NR = Not Rated
PIK = Payment in Kind

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

‡  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, these securities amounted to a value of $171,102,461 or 61.8% of net assets.

€  This security is denominated in Euro.

£  This security is denominated in British Pound.

^  Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

#  Variable rate obligations - The interest rate is the rate as of October 31, 2012.

+  Step Bond - The interest rate is as of October 31, 2012 and will reset at a future date.

Ø  Bond is currently in default.

*  Non-income producing security.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan. The rate shown is the annualized one-day yield at October 31, 2012.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Assets and Liabilities

October 31, 2012

Assets
Investments at value, including collateral for securities on loan of $10,008,551 (Cost $400,180,559) (Note 2)	$402,706,581[1]
Cash	208
Foreign currency at value (cost $1,445,827)	1,437,728
Interest receivable	7,474,552
Receivable for investments sold	4,861,997
Unrealized appreciation on forward currency contracts (Note 2)	296,601
Receivable for fund shares sold	10
Prepaid expenses and other assets	17,479
Total Assets	416,795,156
Liabilities
Advisory fee payable (Note 3)	265,592
Administrative services fee payable (Note 3)	17,106
Loan payable (Note 4)	116,000,000
Payable for investments purchased	13,419,733
Payable upon return of securities loaned (Note 2)	10,008,551
Interest payable	113,991
Trustees' fee payable	41,100
Other accrued expenses payable	208,693
Total Liabilities	140,074,766
Net Assets
Applicable to 91,579,927 shares outstanding	$276,720,390
Net Assets
Capital stock, $.001 par value (Note 6)	91,580
Paid-in capital (Note 6)	356,463,784
Accumulated net investment loss	(721,477)
Accumulated net realized loss on investments and foreign currency transactions	(81,938,257)
Net unrealized appreciation from investments and foreign currency translations	2,824,760
Net Assets	$276,720,390
Net Asset Value Per Share ($276,720,390 / 91,579,927)	$3.02
Market Price Per Share	$3.16

1  Including $9,765,223 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Operations

For the Year Ended October 31, 2012

Investment Income (Note 2)
Interest	$29,915,461
Dividends	20,416
Securities lending	59,468
Total investment income	29,995,345
Expenses
Investment advisory fees (Note 3)	3,176,626
Administrative services fees (Note 3)	66,622
Interest expense (Note 4)	1,286,330
Trustees' fees	123,165
Legal fees	110,673
Commitment fees	94,262
Printing fees (Note 3)	73,275
Audit and tax fees	41,600
Stock exchange listing fees	30,061
Custodian fees	29,130
Transfer agent fees	25,313
Insurance expense	7,826
Miscellaneous expense	5,054
Total expenses	5,069,937
Less: fees waived (Note 3)	(424,999)
Net expenses	4,644,938
Net investment income	25,350,407
Net Realized and Unrealized Gain from Investments and Foreign Currency Related Items
Net realized gain from investments	997,841
Net realized gain from foreign currency transactions	1,158,985
Net change in unrealized appreciation (depreciation) from investments	11,982,368
Net change in unrealized appreciation (depreciation) from foreign currency translations	1,003,781
Net realized and unrealized gain from investments and foreign currency related items	15,142,975
Net increase in net assets resulting from operations	$40,493,382

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
From Operations
Net investment income	$25,350,407	$23,679,158
Net realized gain from investments and foreign currency transactions	2,156,826	5,232,435
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	12,986,149	(13,844,599)
Net increase in net assets resulting from operations	40,493,382	15,066,994
From Dividends
Dividends from net investment income	(26,226,410)	(23,874,498)
From Capital Share Transactions (Note 6)
Issuance of 18,468 shares and 16,879 shares through the trustees compensation plan (Note 3)	52,667	50,035
Net proceeds from at-the-market offerings (Note 8)	49,803,158	—
Offering costs (Note 7)	—	(62,923)
At-the-market offering costs	(338,000)	—
Reinvestment of dividends	811,171	797,400
Net increase in net assets from capital share transactions	50,328,996	784,512
Net increase (decrease) in net assets	64,595,968	(8,022,992)
Net Assets
Beginning of year	212,124,422	220,147,414
End of year	$276,720,390	$212,124,422
Accumulated net investment loss	$(721,477)	$(1,041,808)

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Cash Flows

For the Year Ended October 31, 2012

Cash flows from operating activities
Investment income received	$28,015,423
Operating expenses paid	(3,176,251)
Interest expenses paid	(1,332,279)
Purchases of long-term securities	(334,922,783)
Proceeds from sales of long-term securities	267,648,311
Purchases of short-term securities, net	(10,255,000)
Net cash used in operating activities		$(54,022,579)
Cash flows from financing activities
Increase in loan payable	27,000,000
Proceeds from issuance of shares through trustee compensation	52,667
Net proceeds from at-the-market offerings	49,803,148
At-the-market offering costs	(338,000)
Cash dividends paid	(25,415,239)
Net cash provided by financing activities		51,102,576
Effect of exchange rate on cash		1,163,725
Net decrease in cash		(1,756,278)
Cash — beginning of year		3,194,214
Cash — end of year		$1,437,936
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES
Net increase in net assets resulting from operations		$40,493,382
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities
Increase in interest receivable	$(971,428)
Increase in accrued expenses	124,213
Decrease in interest payable	(45,949)
Increase in prepaid expenses and other assets	(4,773)
Increase in advisory fees payable	62,917
Net amortization of discount on investments	(1,008,494)
Purchases of long-term securities	(334,922,783)
Proceeds from sales of long-term securities	267,648,311
Purchases of short-term securities, net	(10,255,000)
Net change in unrealized appreciation from investments and foreign currency translations	(12,986,149)
Net realized gain from investments and foreign currency transactions	(2,156,826)
Total adjustments		(94,515,961)
Net cash used in operating activities		$(54,022,579)
Non-cash activity:
Issuance of shares through dividend reinvestments		$811,171

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Financial Highlights

	For the Year Ended
Per share operating performance	10/31/12	10/31/11	10/31/10	10/31/09	10/31/08
Net asset value, beginning of year	$2.82	$2.94	$2.71	$2.09	$4.10
INVESTMENT OPERATIONS
Net investment income	0.31	0.32	0.30	0.28	0.40[1]
Net gain (loss) on investments, swap contracts and foreign currency related items (both realized and unrealized)	0.19	(0.12)	0.32	0.68	(2.00)
Total from investment activities	0.50	0.20	0.62	0.96	(1.60)
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.32)	(0.32)	(0.31)	(0.33)	(0.41)
Return of capital	—	—	(0.01)	(0.01)	—
Total dividends and distributions	(0.32)	(0.32)	(0.32)	(0.34)	(0.41)
CAPITAL SHARE TRANSACTIONS
Decrease to Net Asset Value due to Shares Issued through Rights Offering	—	—	(0.07)	—	—
Increase to Net Asset Value due to Shares Issued through at-the-market offerings	0.02	—	—
Net asset value, end of year	$3.02	$2.82	$2.94	$2.71	$2.09
Per share market value, end of year	$3.16	$2.95	$2.92	$2.62	$1.97
TOTAL INVESTMENT RETURN[2]
Net asset value	19.44%	6.84%	21.32%	53.12%	(42.45)%
Market value	19.46%	12.51%	24.11%	59.92%	(38.20)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$276,720	$212,124	$220,147	$151,546	$116,492
Average debt per share	$1.22	$1.22	$0.69	$0.58	$1.69
Ratio of expenses to average net assets	1.94%	2.00%	2.05%	2.67%	3.76%
Ratio of expenses to average net assets excluding interest expense	1.40%	1.46%	1.52%	1.80%	1.50%
Ratio of net investment income to average net assets	10.56%	10.70%	10.40%	13.32%	11.68%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.18%	0.19%	0.15%	0.15%	0.15%
Portfolio turnover rate	58.00%	66.00%	62.00%	49.00%	32.01%

1  Per share information is calculated using the average shares outstanding method.

2  Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the fund's dividend reinvestment program. Because the fund's shares trade in the stock market based on investor demand, the fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV.

3  Unaudited.

See Accompanying Notes to Financial Statements.

Per share operating performance	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03
Net asset value, beginning of year	$4.18	$4.12	$4.53	$4.34	$3.53
INVESTMENT OPERATIONS
Net investment income	0.40[1]	0.40	0.47	0.53	0.55
Net gain (loss) on investments, swap contracts and foreign currency related items (both realized and unrealized)	(0.08)	0.11	(0.35)	0.24	0.87
Total from investment activities	0.32	0.51	0.12	0.77	1.42
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.40)	(0.42)	(0.51)	(0.58)	(0.61)
Return of capital	—	(0.03)	(0.02)	—	—
Total dividends and distributions	(0.40)	(0.45)	(0.53)	(0.58)	(0.61)
CAPITAL SHARE TRANSACTIONS
Decrease to Net Asset Value due to Shares Issued through Rights Offering	—	—	—	—	—
Increase to Net Asset Value due to Shares Issued through at-the-market offerings
Net asset value, end of year	$4.10	$4.18	$4.12	$4.53	$4.34
Per share market value, end of year	$3.65	$4.50	$4.77	$5.24	$4.76
TOTAL INVESTMENT RETURN[2]
Net asset value	7.65%	13.13%	2.62%	18.98%[3]	43.04%[3]
Market value	(10.72)%	5.23%	2.71%	25.49%	35.07%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$228,724	$231,765	$255,760	$244,523	$229,255
Average debt per share	$1.98	$1.96	$2.05	$2.05	$1.81
Ratio of expenses to average net assets	4.11%	4.20%	3.27%	2.51%	2.57%
Ratio of expenses to average net assets excluding interest expense	1.37%	1.65%	1.68%	1.70%	1.73%
Ratio of net investment income to average net assets	9.48%	9.67%	10.72%	11.99%	13.85%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.15%	—%	—%	—%	—%
Portfolio turnover rate	49.18%	61.91%	31.05%	12.10%	15.96%

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements

October 31, 2012

Note 1. Organization

Credit Suisse High Yield Bond Fund (the "Fund") is a business trust organized under the laws of the State of Delaware on April 30, 1998. The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund's primary objective is to seek high current income.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Debt securities are generally categorized as Level 2. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Equity investments are generally categorized as Level 1. Investments in open-end investment companies are valued at their net asset value each business day and are generally categorized as Level 1. Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are generally categorized as Level 2. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees and are generally categorized as Level 3. At October 31, 2012, the Fund held less than 0.01% of its net assets in securities valued at fair value as determined in good faith under procedures established by the Board of Trustees with an aggregate cost of $3,041,641 and fair value of $199. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America ("GAAP"), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. In accordance with the Fund's valuation procedures, factors used in

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 — quoted prices in active markets for identical investments

• Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2012 in valuing the Fund's investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Bonds	$—	$327,812,155	$199	$327,812,354
Bank Loans	—	44,156,121	—	44,156,121
Asset Backed Securities	—	5,326,440	—	5,326,440
Preferred Stock	—	—	—	—
Common Stocks	343,964	287,663	—	631,627
Warrants	7,488	—	—	7,488
Short-Term Investments	10,008,551	14,764,000	—	24,772,551
Other Financial Instruments*
Forward Foreign Currency Contracts	—	296,601	—	296,601
	$10,360,003	$392,642,980	$199	$403,003,182

*  Other financial instruments include forwards foreign currency contracts.

The following is a reconciliation of investments as of October 31, 2012 in which significant unobservable inputs (Level 3) were used in determining value. Transfers in or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

Investments
Balance as of October 31, 2011	$118,590
Accrued discounts/premiums	—
Purchases	—
Sales	(39)
Realized Gain/(Loss)	—
Change in Unrealized Appreciation/(Depreciation)	(118,485)
Transfers Into Level 3	133
Transfers Out of Level 3	—
Balance as of October 31, 2012	$199
Net change in unrealized Appreciation/(Depreciation) from investments still held as of October 31, 2012	$(118,485)

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

The Fund adopted FASB amendments to authoritative guidance which require the Fund to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the year ended October 31, 2012, there were no significant transfers in and out of Level 1, Level 2 and Level 3.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows.

Fair Values of Derivative Instruments as of October 31, 2012

	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
	Unrealized appreciation/ depreciation on forward currency			Unrealized appreciation/ depreciation on forward currency
Currency Contracts	contracts	$296,601	*	contracts	$—

*  Includes cumulative appreciation/depreciation of forward foreign currency contracts as reported in the Statement of Assets and Liabilities and Notes to Financial Statements.

Effect of Derivative Instruments on the Statement of Operations

	Location	Realized Gain/Loss	Location	Unrealized Appreciation/ Depreciation
	Net realized gain from foreign currency		Net change in unrealized appreciation (depreciation) from foreign currency
Currency Contracts	transactions	$1,113,807	translations	$999,041

The notional amount of forward foreign currency contracts at year end are reflected in the Notes to Financial Statements. The notional amounts of forward foreign currency contracts at each month end throughout the reporting period averaged approximately 9.65% of net assets of the Fund.

C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

D) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund declares and pays dividends on a monthly basis and records them on ex-date. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of beneficial interest of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.

F) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships ("Qualifying Income").

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

H) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

("SSB"), the Fund's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

I) CASH FLOW INFORMATION — Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities, including domestic and foreign currencies. The Fund invests in securities and distributes dividends from net investment income and net realized gains, if any (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion or amortization income recognized on investment securities.

J) FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging foreign currency risk. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At October 31, 2012, the Fund had the following open forward foreign currency contracts:

Forward Foreign Currency to be Purchased (Local)		Forward Foreign Currency to be Sold (Local)		Expiration Date	Counterparties	Value on Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
USD	22,351,343	EUR	17,027,000	1/18/13	Morgan Stanley	$(22,351,343)	$(22,080,939)	$270,404
USD	2,020,640	EUR	1,538,000	1/18/13	Morgan Stanley	(2,020,640)	(1,994,508)	26,132
USD	2,512,692	GBP	1,560,000	1/18/13	Morgan Stanley	(2,512,692)	(2,512,627)	65
								$296,601

Currency Abbreviations:

EUR = Euro

GBP = British Pound

USD = United States Dollar

K) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. During the year ended October 31, 2012, total earnings from the Fund's investment in cash collateral received in connection with securities lending arrangements was $69,962, of which $0 was rebated to borrowers (brokers). The Fund retained $59,468 in income from the cash collateral investment, and SSB, as lending agent, was paid $10,494. Securities lending income is accrued as earned.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

L) OTHER — Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the Fund's net asset value.

M) SUBSEQUENT EVENTS — In preparing the financial statements as of October 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Note 3. Transactions with Affiliates and Related Parties

The Fund has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Credit Suisse. The Advisory Agreement provides for a fee at the annual rate of 1.00% of the first $250 million of the average weekly value of the Fund's total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) and 0.75% of the average weekly value of the Fund's total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) greater than $250 million. Effective January 1, 2011, Credit Suisse has agreed to waive 0.15% of the fees payable under the Advisory Agreement up to $200 million and 0.25% of the fees payable under the Advisory Agreement on the next $50 million. For the year ended October 31, 2012, investment advisory fees earned and voluntary waived were $3,176,626 and $424,999, respectively. Credit Suisse will not recapture from the Fund any fees it waived during the year ended October 31, 2012. Fee waivers and expense reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

SSB serves as Accounting and Administrative Agent for the fund. For its administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended October 31, 2012, administrative services fees earned by SSB (including out-of-pocket expenses) were $66,622.

The Independent Trustees receive fifty percent (50%) of their annual retainer in the form of shares. Since 2008, the Independent Trustees have been able to elect to receive up to 100% of their annual retainer in shares of the Fund. During the year ended October 31, 2012, 18,468 shares were issued through the trustees compensation plan. Trustees as a group own less than 1% of the Fund's outstanding shares.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the year ended October 31, 2012, Merrill was paid $52,634 for its services by the Fund.

Note 4. Line of Credit

The Fund has a line of credit provided by SSB primarily to leverage its investment portfolio (the "SSB Agreement"). Effective December 9, 2011, under the SSB Agreement, the Fund may borrow the least of: a) $140,000,000; b) an amount that is no greater than 33 1/3% of the Fund's total assets minus the sum of liabilities

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

(other than aggregate indebtedness constituting leverage); and c) the Borrowing Base as defined in the SSB Agreement. Effective December 7, 2012, the Fund may borrow the least of: a) $170,000,000; b) an amount that is no greater than 33 1/3% of the Fund's total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage); and c) the Borrowing Base as defined in the SSB Agreement. At October 31, 2012, the Fund had loans outstanding under the Agreement of $116,000,000. At October 31, 2012 and during the year ended October 31, 2012, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance	Weighted Average Interest Rate %	Maximum Daily Loan Outstanding
$100,221,311	1.284%	$116,000,000

The use of leverage by the Fund creates an opportunity for increased net income and capital appreciation for the Fund, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to utilize leverage to provide the shareholders with a potentially higher return. Leverage creates risks for shareholders including the likelihood of greater volatility of net asset value and market price of the Fund's shares and the risk that fluctuations in interest rates on borrowings and short-term debt may affect the return to shareholders. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, Credit Suisse in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. During periods in which the Fund is utilizing leverage, the management fee will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the managed assets including those purchased with leverage.

Certain types of borrowings by the Fund may result in the Fund's being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The Fund's lenders may establish guidelines for borrowing which may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. There is no guarantee that the Fund's borrowing arrangements or other arrangements for obtaining leverage will continue to be available, or if available, will be available on terms and conditions acceptable to the Fund. Expiration or termination of available financing for leveraged positions can result in adverse effects to its access to liquidity and its ability to maintain leverage positions, and may cause the Fund to incur losses. Unfavorable economic conditions also could increase funding costs, limit access to the capital markets or result in a decision by lenders not to extend credit to the Fund. In addition, a decline in market value of the Fund's assets may have particular adverse consequences in instances where they have borrowed money based on the market value of those assets. A decrease in market value of those assets may result in the lender requiring the Fund to sell assets at a time when it may not be in the Fund's best interest to do so.

Note 5. Purchases and Sales of Securities

For the year ended October 31, 2012, purchases and sales of investment securities (excluding short-term investments) were $265,230,277 and $191,867,466, respectively.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

Note 6. Fund Shares

The Fund has one class of shares of beneficial interest, par value $.001 per share; an unlimited number of shares are authorized. Transactions in shares of beneficial interest of the Fund were as follows:

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Shares issued through the trustees compensation plan	18,468	16,879
Shares issued through at-the-market offerings	16,058,741	—
Shares issued through reinvestment of dividends	274,683	269,290
Net increase	16,351,892	286,169

Note 7. Rights Offering

On August 25, 2010, the Board of Trustees of the Fund announced the approval of a transferable rights offering for the Fund. Rights offering costs of $62,923 were charged to capital during the year ended October 31, 2011.

Note 8. Shelf Offering

On December 8, 2011, the Fund filed a "shelf" registration statement with the SEC, which permitted the Fund to issue up to $50 million in shares of beneficial interest through one or more public offerings. On October 16, 2012, the Fund filed "shelf" registration statement with the SEC which permit the Fund to issue up to $90 million in shares of beneficial interest through one or more public offerings. Under the shelf registration statements, the Fund sold and may sell the Fund's shares of beneficial interest in one or more at-the market offering when market conditions are considered favorable. Such shares were and would only be issued when the premium to net asset value is greater than the costs associated with the transaction. Any proceeds raised are used for investment purposes. As of October 31, 2012, the Fund had offered and sold 16,058,741 shares of beneficial interest pursuant to sales agreements, resulting in proceeds (net of all fees and commissions) of $49,803,158.

Note 9. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends and distributions paid during the years ended October 31, 2012 and 2011, respectively, by the Fund were as follows:

Ordinary Income
2012	2011
$26,226,410	$23,874,498

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales, income from defaulted bonds, partnership basis adjustments and mark to market of forward contracts. At October 31, 2012, the components of distributable earnings on a tax basis for the Funds were as follows:

Accumulated realized loss	$(81,647,267)
Unrealized depreciation	1,812,293
$(79,834,974)

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

At October 31, 2012, the Funds had capital loss carryforwards available to offset possible future capital gains as follows:

Expires October 31,
2013	2014	2016	2017	2018
$1,583,878	$8,944,708	$24,144,149	$40,767,194	$6,207,338

During the tax year ended October 31, 2012, the Fund utilized $3,135,234 of the capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. It is uncertain whether the Fund will be able to realize the full benefits of the capital loss carryforwards before they expire.

At October 31, 2012, the cost of investments (excluding foreign currency related transactions) and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of Investments	$400,896,425
Unrealized appreciation	17,425,157
Unrealized depreciation	(15,615,001)
Net unrealized appreciation (depreciation)	$1,810,156

At October 31, 2012, the Fund reclassified $1,196,334 to net investment loss and $2,948,419 to accumulated net realized loss from investments from paid in capital, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatment of foreign currency gain/(loss), partnership basis adjustments, defaulted bonds, distributions in excess of current earnings and expiration of capital loss carryforwards. Net assets were not affected by these reclassifications.

Note 10. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Credit Suisse High Yield Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Credit Suisse High Yield Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse High Yield Bond Fund (the "Fund"), at October 31, 2012, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, brokers, agent banks, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 28, 2012

Credit Suisse High Yield Bond Fund

Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1941)	Trustee, Audit Committee Chairman and Nominating Committee Member	Trustee since 2001; current term ends at the 2014 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	9

Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company, Director of Petroleum and Resources Corporation, Director of Aberdeen Asset Management-advised Funds (six closed-end investment companies); Director of Mirae Asset Discovery Funds (open-end investment companies).

Terry F. Bovarnick c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1958)	Trustee; Audit and Nominating Committee Member	Since 2006; current term ends at the 2014 annual meeting	Currently retired.	2	None
James Cattano c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1943)	Trustee; Audit Committee member and Nominating Committee Member	Since 2006; current term ends at the 2015 annual meeting	Currently retired. President, Primary Resources, Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) since October 1996.	2	Director of Aberdeen Asset Management-advised Funds (five closed-end investment companies).
Lawrence J. Fox One Logan Square 18th & Cherry Streets Philadelphia, Pennsylvania 19103 (1943)	Trustee and Nominating Committee Member	Since 2001; current term ends at the 2013 annual meeting	Partner of Drinker Biddle & Reath (law firm) since 1972.	2	Director of Aberdeen Asset Management-advised Funds (four closed-end investment companies).

Credit Suisse High Yield Bond Fund

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Audit Committee Member and Nominating Committee Chairman	Chairman from 2012 and Trustee since 2005; current term ends at the 2015 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	9

Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Wood Resources, LLC. (plywood manufacturing company); Director of Aberdeen Asset Management-advised Funds (five closed-end investment companies).

Interested Trustee
John G. Popp* Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1956)	Trustee; Chief Executive Officer and President	Trustee since 2012; Chief Executive Officer and President since 2010

Managing Director of Credit Suisse; Group Manager and Senior Portfolio Manager for Performing Credit Strategies; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds.

				None	None

Credit Suisse High Yield Bond Fund

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers**
Thomas J. Flannery Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1974)	Chief Investment Officer	Since 2010	Managing Director of Credit Suisse and Head of the Credit Suisse US High Yield Management Team; Associated with Credit Suisse Group AG since 2000; Officer of other Credit Suisse Funds.
Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Managing Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.
Bruce Rosenberg Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1961)	Chief Financial Officer	Since 2012

Director and Director of Liquid Accounting of Credit Suisse; Associated with Credit Suisse or its predecessor since 2008; Associated with Bank of New York Mellon Alternative Investment Services from 2006 to 2008; Officer of other Credit Suisse Funds.

Roger Machlis Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1961)	Chief Legal Officer	Since 2010	Managing Director and General Counsel for Credit Suisse; Associated with Credit Suisse Group AG since July 1997; Officer of other Credit Suisse Funds.

Credit Suisse High Yield Bond Fund

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers**
Cecilia Chau Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1973)	Treasurer	Since 2008

Vice President of Credit Suisse since 2009; Assistant Vice President of Credit Suisse from June 2007 to December 2008; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Senior Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

*  Mr. Popp is an "interested person" of the Fund as defined in the 1940 Act by virtue of his current position as an officer of Credit Suisse.

**  The officers of the Fund shown are officers that make policy decisions.

Credit Suisse High Yield Bond Fund

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

• By calling 1-800-293-1232

• On the Fund's website, www.credit-suisse.com/us/funds

* On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

Other Funds Managed by Credit Suisse Asset Management, LLC

CLOSED-END FUNDS

Fixed Income

Credit Suisse Asset Management Income Fund, Inc. (NYSE Amex: CIK)

Credit Suisse High Yield Bond Fund (NYSE Amex: DHY)

Literature Request — Call today for free descriptive information on the closed-ended funds listed above at 1-800-293-1232 or visit our website at www.credit-suisse.com/us/funds.

OPEN-END FUNDS

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Floating Rate High Income Fund

Credit Suisse Multialternative Strategy Fund

Credit Suisse Strategic Income Fund

Credit Suisse Commodity ACCESS Strategy Fund

Credit Suisse Managed Futures Strategy Fund

Fund shares are not deposits or other obligation of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-markets, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 1-877-870-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us/funds.

Credit Suisse Securities (USA) LLC, Distributor.

Credit Suisse High Yield Bond Fund

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Credit Suisse High Yield Bond Fund (the "Fund") offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund's common stock. Computershare Trust Company, N.A. ("Computershare") acts as Plan Agent for stockholders in administering the Plan.

If your shares of common stock of the Fund are registered in your name, you will automatically participate in the Plan, unless you have indicated that you do not wish to participate and instead wish to receive dividends and capital gains distributions in cash. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online "Account Access" and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.

By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share ("NAV") of the Fund's common stock on the payment date, or (ii) 95% of the market price per share of the Fund's common stock on the payment date. If the NAV of the Fund's common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund's common stock.

The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.

There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2006). Participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of October 2006).

You may terminate your participation in the Plan at any time by notifying Computershare or requesting a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

Credit Suisse High Yield Bond Fund

Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:  www.computershare.com

By phone:  (800) 730-6001 (U.S. and Canada)
  (781) 575-3100 (Outside U.S. and Canada)

Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:  Credit Suisse High Yield Bond Fund
  c/o Computershare
  P.O. Box 43078
  Providence, Rhode Island 02940-3078

All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

DHY-AR-1012

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended October 31, 2012. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended October 31, 2012.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport.  Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended October 31, 2011 and October 31, 2012.

	2011	2012
Audit Fees	$34,300	$35,000
Audit-Related Fees(1)	$28,500	$18,600
Tax Fees(2)	$2,900	$3,000
All Other Fees	—	—
Total	$65,700	$56,600

(1) Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements $3,500 in 2011 and $3,600 in 2012; and $25,000 for issuance of comfort letter in 2011 and $15,000 in 2012).

(2) Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that

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provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2011 and October 31, 2012.

	2011	2012
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(e)(1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

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	2011	2012
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant’s fiscal years ended October 31, 2011 and October 31, 2012:

	2011	2012
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended October 31, 2011 and October 31, 2012 were $31,400 and $21,600, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The members of the committee are Enrique R. Arzac, Terry Bovarnick, James Cattano and Steven N. Rappaport.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

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Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unit (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

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Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

Credit Suisse is part of the asset management business of Credit Suisse one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

•                  a copy of the Policy;

•                  a copy of each proxy statement received on behalf of Credit Suisse clients;

•                  a record of each vote cast on behalf of Credit Suisse clients;

•                  a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•                  a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

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Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

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Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

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Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

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Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

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Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

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Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the

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articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote

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for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock

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that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

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Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

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Director Retirement Plans

Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

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Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 1, 2012

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Information pertaining to the Chief Investment Officer of the Credit Suisse High Yield Bond Fund, as of October 31, 2012, is set forth below.

Thomas J. Flannery Chief Investment Officer Since 2010 Year of Birth: 1974	Managing Director of Credit Suisse and Head of the Credit Suisse US High Yield Management Team; Associated with Credit Suisse Group A.G. since 1998; Officer of other Credit Suisse Funds

Wing Chan Portfolio Manager Year of Birth: 1976	Director of Credit Suisse and a member of the US High Yield Management Team; Associated with Credit Suisse since 2005

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Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Registrant, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by Mr. Flannery and the total assets managed within each category as of October 31, 2012.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Thomas J. Flannery*	4	$1,053 million	27	$11,995 million	12	$4,418 million

Wing Chan	4	$1,053 million	3	$740 million	7	$2,317 million

*As of October 31, 2012, Mr. Flannery manages 22 accounts which have total assets under management of $9,071 million, and which have additional fees based on the performance of the accounts.

Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Funds’ investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Funds and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Funds and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Funds.  Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.  Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse’s affiliates and

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accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests.  Credit Suisse may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Compensation

Thomas J. Flannery and Wing Chan are compensated for their services by Credit Suisse.  Their compensation consists of a fixed base salary and a discretionary bonus that is not tied by formula to the performance of any fund or account.  The factors taken into account in determining each of their bonuses includes the Fund’s performance, assets held in the Fund and other accounts managed by each of them, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group AG stock as deferred compensation.  Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.  A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse Group AG’s profit sharing and 401 (k) plans.

Securities Ownership.  As of October 31, 2012, Mr. Flannery and Ms. Chan did not own any shares of the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated [December 30, 2011].

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as

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defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE HIGH YIELD BOND FUND.

/s/ John G. Popp
Name:	John G. Popp
Title:	Chief Executive Officer
Date:	January 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John G. Popp
Name:	John G. Popp
Title:	Chief Executive Officer
Date:	January 4, 2013

/s/ Bruce S. Rosenberg
Name:	Bruce S. Rosenberg
Title:	Chief Financial Officer
Date:	January 4, 2013

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